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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 26, 2003
FLAG Telecom Group Limited
(Exact Name of Registrant as Specified in Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	000-29207 (Commission File Number)	N/A (IRS Employer Identification No.)
Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda (Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code 1-(441) 296-0909 N/A (Former name or former address, if changed since last report)

ITEM 5. Other Events

        On August 26, 2003, FLAG Telecom Group Limited (the "Company") issued a press release stating the Company has completed the redemption of its Indenture Notes at a discounted value. The press release is furnished herewith and incorporated by reference herein.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 26, 2003 of the Company.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAG TELECOM GROUP LIMITED (REGISTRANT)
Date: August 26, 2003	/s/ KEES VAN OPHEM Name: Kees van Ophem Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 26, 2003 of the Company.

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SIGNATURES
EXHIBIT INDEX